SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCUDDER VARIABLE SERIES II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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February 25, 2003

Dear Shareholder:

Your fund and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to approve new advisory and sub-advisory agreements.

On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. (“NTI”), an indirect investment advisory subsidiary of Northern Trust Corporation. The sale was completed on January 31, 2003. As part of this sale, most of the members of the index team responsible for the management of your fund have become employees of NTI. In connection with this sale, we are proposing that you approve NTI as a sub-advisor to your fund. Your fund will incur no additional cost as a result of NTI’s providing sub-advisory services.

In addition, we are asking you to approve a new investment advisory agreement between Deutsche Investment Management Americas Inc. (“DeIM”), the current investment advisor to your fund, and Scudder Variable Series II, the business trust of which your fund is a series. The investment advisory agreement will be identical to the Trust’s current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will also contain a specific provision with respect to DeIM’s delegation of its duties under the new advisory agreement to an unaffiliated sub-advisor.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	Approval of these proposals would have no effect on the number of shares you own or the value of those shares.
•	The investment objectives and policies of your fund would not change.
•	The advisory fees applicable to your fund would not change. The sub-advisory fees to be paid to NTI would be paid by DeIM.
•	The members of your fund’s Board carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card — be sure to sign and date it — and return it to us in the enclosed postage-paid envelope.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

William Glavin

President

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

questions and answers

Q&A

Q:  What is the purpose of this proxy solicitation?

A:  The purpose of this proxy solicitation is to ask you to vote on the following proposals:

■	to approve a new investment advisory agreement between Scudder Variable Series II (the “Trust”), the business trust of which your fund, SVS Index 500 Portfolio (the “Fund”), is a series, and Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor for the Trust; and

■	to approve an investment sub-advisory agreement for your Fund between DeIM and Northern Trust Investments, Inc. (“NTI”).

         Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals. You, as an owner of a variable contract with benefits based on the performance of the Fund (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which a Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.

Q&A continued

Q:  Why am I being asked to vote for new investment advisory and sub-advisory agreements?

A:  On September 27, 2002, Deutsche Bank AG, the parent company of DeIM, entered into an agreement with NTI under which Deutsche Bank agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. The sale was completed on January 31, 2003.

As part of this transaction, certain employees of DeIM, including most members of the index team responsible for management of your Fund, have become employees of NTI, pursuant to an agreement described in the proxy statement. Under this agreement, these individuals have been made available to DeIM by NTI and will continue to manage the Fund pursuant to the current advisory agreement until approval of the sub-advisory agreement. If the shareholders approve the new sub-advisory agreement, these employees will no longer be made available to DeIM but are expected to continue to provide services to your Fund under the sub-advisory agreement as employees of NTI. DeIM and NTI have advised your Fund’s Board of Trustees that if the sub-advisory agreement is approved, these same individuals would continue to be responsible for the management of your Fund at NTI and would continue to use substantially the same investment process. We are recommending that shareholders approve NTI as the sub-advisor to your Fund.

We are also recommending that you approve a new investment advisory agreement for the Trust, on behalf of your Fund. The new advisory agreement will be identical to the current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will contain a specific provision in regard to DeIM’s delegation of some or all of its duties (under the supervision of DeIM) to a non-affiliated sub-advisor. This change is intended to facilitate the appointment of NTI as a sub-advisor to your Fund.

In determining to recommend that the shareholders approve the new advisory and sub-advisory agreements, we—the Board of Trustees of the Trust—considered, among other factors, that approval of the proposed sub-advisory agreement would permit your Fund to continue to be managed by most of the same investment advisory personnel who currently provide services to the Fund. Among other factors, the Board also considered the nature, scope and quality of services that DeIM provides under the current advisory agreement and would provide under the proposed advisory agreement and that NTI would likely provide to the Fund under the proposed sub-advisory agreement. The Board also considered that the advisory fee rates and other fees paid by the Fund would not change as a result of the implementation of the new advisory and sub-advisory agreements.

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Q&A continued

Q:  Will the investment advisor to my Fund remain the same?

Yes. Under the proposed new advisory agreement, DeIM will remain the advisor to your Fund. If the proposed advisory and sub-advisory agreements are approved, DeIM will supervise the provision of sub-advisory services to your Fund. As described above, the index team members responsible for management of your Fund have become employees of NTI but have been made available to DeIM until the approval of the sub-advisory agreement and will continue to provide services to the Fund.

Q:  Will the investment advisory fees my Fund pays remain the same?

A:  Yes. The investment advisory fee rate charged under the proposed advisory agreement with DeIM will remain the same as under the current advisory agreement. The fee proposed to be paid to NTI for its sub-advisory services to your Fund will be paid by DeIM, not by your Fund or the Trust.

Q:  What are the Board’s recommendations?

A:  The Board of Trustees recommends that all shareholders vote “FOR” the approval of the new advisory agreement and the sub-advisory agreement.

Q:  Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:  No, DeIM will bear these costs.

Q:  How can I vote?

A:  You can vote in any one of two ways:

■	By mail, with the enclosed proxy card; or
■	In person at the special meeting.

Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

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Q&A continued

Q:  I plan to vote by mail. How should I sign my proxy card?

A:  Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:  Whom should I call with questions?

A:  Please call Georgeson Shareholder Communications, Inc. at 1-866-617-8897 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

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SCUDDER VARIABLE SERIES II

SVS Index 500 Portfolio

• Class A

• Class B

222 South Riverside Plaza

Chicago, Illinois 60606-5808

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 21, 2003

A special meeting of shareholders of SVS Index 500 Portfolio (the “Fund”), a series of Scudder Variable Series II (the “Trust”) will be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103, on March 21, 2003 at 4:00 p.m. (Eastern time) (the “Special Meeting”). The Trust is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and 27 other series which are not addressed in the accompanying proxy statement (“Proxy Statement”).

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding proposals (the “Proposals”) in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”).

Proposal II:	To approve an investment sub-advisory agreement for the Fund between DeIM and Northern Trust Investments, Inc.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of the Fund (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which the Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

The close of business on January 22, 2003 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. Contract Owners of record on January 22, 2003 have the right to instruct their Insurance Companies how to vote the Shares that are attributable to their variable contracts. You are cordially invited to attend the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Fund on or about February 26, 2003. This proxy is being solicited on behalf of the Fund’s Board of Trustees.

By Order of the Board of Trustees,

John Millette,  Secretary

Boston, Massachusetts

February 25, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT

1-866-617-8897.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of a new investment advisory agreement with Deutsche Investment Management Americas Inc.; “FOR” the approval of an investment sub-advisory agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.; and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

You may also call 1-866-617-8897 if you have any questions about the voting process.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Scudder Variable Series II

SVS Index 500 Portfolio

• Class A

• Class B

222 South Riverside Plaza

Chicago, Illinois 60606-5808

PROXY STATEMENT FOR THE SPECIAL MEETING

OF SHAREHOLDERS

March 21, 2003

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees of Scudder Variable Series II (the “Trust”) with respect to its series, SVS Index 500 Portfolio (the “Fund”) of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, Two International Place, 13th Floor, Boston, Massachusetts 02110-4103 on March 21, 2003 at 4:00 p.m. (Eastern time) and at any adjournments thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card (“Proxy”) are expected to be mailed to shareholders on or about February 26, 2003.

Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals presented in this Proxy Statement (the “Proposals”). You, as an owner of a variable contract with benefits based on the performance of the Fund (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. See “Background.”

The Fund is comprised of two classes of shares, each with its own expense structure. However, since the Proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class will vote together as a single class on all the Proposals, and each vote, regardless of its class, has equal weight.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”).

PROPOSAL II:	To approve an investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund between DeIM and Northern Trust Investments, Inc. (“NTI”).

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

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The Contract Owners will instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Fund shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxies that are properly executed and returned but that have no voting designation with respect to the Proposals will be voted “FOR” the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date (as defined below) will be entitled to notice of and to vote at the Special Meeting. The number of votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed Proxy.

Unlike funds that are actively managed, the Fund seeks to provide investment results that replicate, as closely as possible, before expenses, the performance of a target index, the Standard & Poor’s 500 Composite Price Index (the “S&P 500 Index”),1 which emphasizes stocks and securities of large US companies, by holding a statistically selected sample of the securities in the S&P 500 Index. It seeks to do so by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Shareholder Communications, Inc. (“Georgeson”), a proxy solicitation firm, for its services as information agent in connection with the Proxy Statement and (d) supplementary solicitations to submit Proxies, will be borne by DeIM, the investment advisor for the Fund. Georgeson has been engaged to assist in answering questions shareholders of the Fund may have about the Proposals or the Proxy Statement at an estimated total cost of $7,500. However, the exact cost will depend on the amount and types of services rendered.

[1]	The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of McGraw-Hill, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

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The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001, as well as the most recent Semi-Annual Report succeeding the Annual Report of the Fund (each, a “Report”), have previously been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at 222 South Riverside Plaza, Chicago, Illinois, 60606 or by calling 1-800-621-1048. The Reports are also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust”) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal and for any other matter that may properly come before the Special Meeting, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST” any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals, or on any other matter that may properly come before the Special Meeting, prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of at least 30% of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a

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quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required” for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on January 22, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy;

•	date and sign the Proxy; and

•	mail the Proxy promptly in the enclosed envelope.

Instructions for voting by touch-tone or through the internet are included on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than 5% of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust and Fund Structure.    The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. As indicated earlier, the Trust is comprised of the above Fund and 27 other series, which are not addressed in this Proxy Statement. DeIM, located at 345 Park Avenue, New York, New York 10017, acts as the investment advisor to the Fund pursuant to the terms of an investment advisory agreement with the Trust (the “Current Advisory Agreement”). Pursuant to the Current Advisory Agreement, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeIM will also supervise the provision of sub-advisory services to the Fund by NTI.

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Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) and NTI entered into an agreement whereby Deutsche Bank will sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. Deutsche Bank determined to sell its passive investment business in order to focus on its core competencies and to concentrate on active investment management. The sale to NTI encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The sale was completed on January 31, 2003 (the “Closing Date”).

This sale and certain other matters pertaining thereto was completed pursuant to the terms of the Amended and Restated Sale and Purchase Agreement, dated as of the Closing Date, among Deutsche Bank, The Northern Trust Company (solely for purposes of its guarantee of payment and performance of NTI’s obligations under Amended and Restated the Sale and Purchase Agreement and certain other ancillary agreements) and NTI (the “Sale and Purchase Agreement”), a Transition Services and Set-up Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and certain of its affiliates (the “DB Group”) and NTI (the “Transition Services Agreement”), and a Preferred Provider Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and the DB Group and NTI (the “Preferred Provider Agreement”).

The Transition Services Agreement.    Pursuant to the terms of the Transition Services Agreement, Deutsche Bank and NTI have agreed, among other things, that, for that period of time beginning on the Closing Date and ending as of the execution of the New Sub-Advisory Agreement, the investment advisory personnel who currently provide services to the Fund under the Current Advisory Agreement, and who became employees of NTI on the Closing Date, will be made available to DeIM in order to assist DeIM in fulfilling its management obligations to the Fund under the Current Advisory Agreement. Upon the execution of the New Sub-Advisory Agreement, the terms of the Transition Services Agreement relating to these employees will terminate and these individuals will remain employees of NTI and are anticipated to continue to provide services to the Fund under the New Sub-Advisory Agreement.

Preferred Provider Agreement.    Subject to any required approvals of a board of directors or trustees or shareholders, or other applicable legal or fiduciary obligations of any member of the DB Group, and subject to certain exceptions, for a period of five years from the Closing Date NTI will be the preferred provider for Deutsche Bank and the DB Group over other third party providers for the provision of services similar to, but not limited to, those proposed to be provided to the Fund under the New Advisory Agreement and the New Sub-Advisory Agreement for those registered investment companies advised or sub-advised by DeIM or other management companies part of the DB Group. The Preferred Provider Agreement provides that, to the extent consistent with its fiduciary duties and applicable law, the Deutsche Bank entity serving as advisor to a registered investment company will recommend to the board of directors or trustees of the registered investment company that NTI serve as sub-advisor with respect to any global passive equity, enhanced equity and passive fixed income investment management and investment advisory products and services, and similar services provided to the registered investment company.

Sale and Purchase Agreement—Non-compete Provision.    The Sale and Purchase Agreement provides in part that, for five years after the Closing Date, Deutsche Bank will not, and will not permit any person or entity that it controls, including DeIM, to, directly or

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indirectly, provide certain investment management services, including the passive index management services provided to the Fund under the Current Advisory Agreement and proposed to be provided by NTI under the New Sub-Advisory Agreement, absent certain exceptions, or solicit the members of the passive index management team who currently provide services to the Fund under the Current Advisory Agreement, and who are now employees of NTI (the “Non-compete Provision”). However, the Sale and Purchase Agreement further provides, in part, that, notwithstanding the Non-compete Provision, DeIM may continue to serve as investment advisor for certain funds (including the Fund) for which NTI serves as sub-advisor pursuant to a sub-advisory agreement (including the New Sub-Advisory Agreement). Thus, if shareholders approve Proposal II, DeIM will continue to serve as investment advisor to the Fund and will supervise the provision of sub-advisory services to the Fund by NTI. DeIM has confirmed that the Non-compete Provision does not and would not prevent the Fund from terminating the New Sub-Advisory Agreement with NTI (or terminating a sub-advisory agreement with any future sub-advisor). In such an event, DeIM could continue as advisor to the Fund and recommend to the Board of Trustees that the Board consider approval of a sub-advisory agreement with another prospective sub-advisor.

For information about Northern Trust Corporation (“Northern Trust”), the parent company of NTI, and NTI, see “The Proposed Sub-Advisor” under Proposal II.

        Other Information.    On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments (“Scudder”). Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. The combined organization is, as of December 31, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder Funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

The Board of Trustees approved the Current Advisory Agreement with DeIM at a special meeting held on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The Current Advisory Agreement took effect on April 5, 2002, in conjunction with the consummation of the transaction discussed in the paragraph above.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of such investment company must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Board are not “interested persons” of DeIM or NTI.

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Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in Section 15(f)(1)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank has sold its passive investment management businesses to NTI. While DeIM did not assign its Current Advisory Agreement with the Fund to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreement. Accordingly, the Sale and Purchase Agreement provides that Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, including the requirement that no ‘unfair burden’ (as defined in Section 15(f)(1)(B) of the 1940 Act) be imposed on the Fund. Further, pursuant to the Sale and Purchase Agreement, NTI has agreed (a) for a period of three years after the Closing Date, not to recommend or advise the Board of Trustees to change its composition such that less than 75% of the Board of Trustees are not ‘interested persons’ of DeIM or NTI and (b) for a period of two years after the Closing Date, not to itself impose upon the Fund an ‘unfair burden’ as a result of the transactions contemplated by the agreement between Deutsche Bank and NTI, or any terms, conditions or understandings applicable thereto, whether express or implied. However, nothing in the Sale and Purchase Agreement requires NTI to accept or receive less than the sub-advisory fee to be paid to NTI by DeIM pursuant to the New Sub-Advisory Agreement, or to waive or reimburse any such fees.

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Proposal I

APPROVAL OF THE NEW ADVISORY AGREEMENT

The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement pursuant to which services are provided to the Fund except for the dates of execution, effectiveness and initial term, and except that the New Advisory Agreement contains a specific provision authorizing DeIM, subject to approval by shareholders of the Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. See “The New Advisory Agreement.”

The Advisory Agreements

The Current Advisory Agreement.    DeIM currently serves as investment advisor to the Fund (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board of Trustees, including a majority of those members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Fund or DeIM (the “Independent Trustees”) on February 4, 2002 and was approved by the shareholders of the Fund on March 28, 2002.

If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeIM will continue to serve as investment advisor to the Fund pursuant to the New Advisory Agreement. However, it will delegate many of its duties under the New Advisory Agreement to NTI and will supervise the provision of sub-advisory services to the Fund by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and the Fund’s shareholders.

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the Fund and  (2) a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement except for the dates of execution, effectiveness and initial term, and except that the New Advisory Agreement contains a specific provision authorizing DeIM, subject to approval by shareholders of the Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to a non-affiliated sub-advisor. This provision would facilitate the appointment of NTI as a sub-advisor to the Fund. In the event of a delegation,

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DeIM will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and the delegation will not relieve DeIM of any of its obligations under the New Advisory Agreement (including, without limitation, the management of the Fund’s assets in accordance with the New Advisory Agreement).

The investment advisory fee rate proposed to be charged to the Fund under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

The advisory fee rate paid to DeIM under the Current Advisory Agreement and the advisory fee paid by the Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

For a description of DeIM and a discussion of the deliberations of the Board of Trustees in determining to approve the New Advisory Agreement, see Proposal II.

Proposal II

APPROVAL OF THE SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement

It is being proposed that NTI serve as sub-advisor for the Fund pursuant to the terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

Under the terms of the proposed New Sub-Advisory Agreement, NTI agrees, subject to the supervision and control of DeIM and the Board of Trustees, to provide the Fund with investment advice and investment management services concerning the investments of the Fund. NTI will, among other things, (a) determine what securities will be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeIM and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions; (c) from time to time as the Board of Trustees or DeIM may reasonably request, furnish to DeIM and the Trust’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Fund; (d) provide advice and assistance to DeIM as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes; (e) maintain all accounts, books and records of the Fund required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder; (f) maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreement, including all means for the effecting of securities transactions; (g) permit DeIM, the Trust’s officers and the Trust’s independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

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The investment advisory fee rate charged to the Fund under the Current Advisory Agreement and the proposed New Advisory Agreement is not proposed to be changed. If the New Sub-Advisory Agreement is approved, NTI will be paid a fee for its services under the New Sub-Advisory Agreement by DeIM from DeIM’s fee as investment advisor to the Fund.

Generally.    If approved, the New Sub-Advisory Agreement will remain in effect for an initial term ending September 30, 2003 (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board of Trustees or the vote of a ‘majority of the outstanding voting securities’ (as defined in the 1940 Act; see ‘Vote Required’ below) of the Fund and (2) a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeIM or the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 120 days’ written notice by NTI to DeIM and the Fund.

If shareholders approve the New Sub-Advisory Agreement, NTI will be paid a fee by DeIM for its services rendered to the Fund pursuant to the New Sub-Advisory Agreement from DeIM’s advisory fee. The amount payable will be computed daily and paid monthly, and will be equal, initially, on an annualized basis, to a percentage of the Fund’s net assets, as set forth in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. For purposes of this computation, the value of the Fund’s net assets will be computed as required by the 1940 Act, the method used to compute net assets for purposes of computing DeIM’s fee under the Current Advisory Agreement and the New Advisory Agreement, and any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund.

Subsequently, at such time as DeIM may determine, the fee to be paid NTI for its services rendered to the Fund pursuant to the New Sub-Advisory Agreement will be based on aggregate assets covered by and the fee rate described in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. This fee (and the fee paid to NTI pursuant to other similar sub-advisory agreements between NTI and DeIM or an advisory organization affiliated with DeIM) is subject to modification of that amount by the parties to such New Sub-Advisory Agreement, based upon the following considerations: that any fee charged by NTI commencing no earlier than 24 months after the date of the New Sub-Advisory Agreement (a) will be no greater than those which NTI charges to any of its other clients receiving substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management and (b) will be competitive with the aggregate fees customarily charged by leading investment advisors that compete in the particular investment management market for substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management. Any modification of the fee will be further subject to approval by the Board of Trustees.

In no event will the amount of the sub-advisory fee paid to NTI by DeIM be in excess of the amount paid by the Fund to DeIM. The sub-advisory fee rate to be paid to NTI pursuant to the immediately preceding paragraph will not exceed the initial sub-advisory fee rate to be paid to NTI unless the Board of Trustees so approves. In any event, the sub-advisory fee will be paid by DeIM, and not the Fund.

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NTI is obligated to pay expenses associated with providing the services contemplated by the New Sub-Advisory Agreement. The Trust bears certain other expenses including the fees of the Board of Trustees. Pursuant to the New Sub-Advisory Agreement, NTI’s fee will be payable solely by DeIM, from its fee as investment advisor to the Fund. The Fund will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Under the New Sub-Advisory Agreement, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeIM, the Fund or to its shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. However, DeIM will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and the delegation will not relieve DeIM of any of its obligations under the New Advisory Agreement (including, without limitation, the management of the Fund’s assets in accordance with the New Advisory Agreement).

Subject to the provisions of the New Sub-Advisory Agreement and absent instructions from DeIM or the Trust, as investment sub-advisor NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers and dealers as it may select. In the selection of brokers or dealers and the placing of orders, NTI will seek for the Fund at all times the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant including, without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

Pursuant to the New Sub-Advisory Agreement, NTI will have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged, and NTI will be authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by DeIM and the Board of Trustees from time to time with respect to the extent and continuation of this practice. NTI will provide such information as DeIM or the Board of Trustees from time to time requests concerning the commissions paid by the Fund and research and other services provided to NTI by brokers executing transactions on behalf of the Fund. Further, under the terms of the New Sub-Advisory Agreement, DeIM will have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers

11

affiliated with DeIM. NTI will refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of DeIM or the Board of Trustees, as the case may be, is obtained. In addition, NTI will not direct portfolio transactions for the Fund with or through NTI or any broker or dealer that is an ‘affiliated person’ of NTI (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Board of Trustees and DeIM and then only as permitted under the 1940 Act.

There were no affiliated brokerage transactions for the Fund during the Fund’s last fiscal year.

Management of the Fund

The Advisor.    Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Fund. As investment advisor, DeIM currently makes the Fund’s investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeIM is also currently responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, DeIM will supervise the provision of sub-advisory services to the Fund by NTI.

In addition to providing investment advisory services to the Fund, DeIM serves as investment advisor to 73 other investment companies. As of September 30, 2002, DeIM had approximately $85 billion of assets under management. DeIM is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeIM advises or subadvises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.

The principal occupations and business address of each director and principal executive officer of DeIM are set forth in Exhibit H to this Proxy Statement. Each officer and trustee of the Trust who is an officer, employee, director or shareholder of DeIM is also listed in Exhibit H.

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as that the Fund seeks to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $126.4 billion of assets under management.

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The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2002, administered in various capacities approximately $1.44 trillion of assets, including approximately $293.2 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $39.7 billion in assets and $24.4 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675. As of November 20, 2002, the date the Board of Trustees voted to approve the New Advisory Agreement and New Sub-Advisory Agreement, two trustees of the Trust who are otherwise Independent Trustees owned, beneficially or of record, securities of The Northern Trust Corporation. As of October 31, 2002, John W. Ballantine beneficially owned (shares were owned by his spouse) 2,944 shares of common stock of The Northern Trust Corporation. Mr. Ballantine’s spouse has subsequently sold all of these shares. As of November 20, 2002, John G. Weithers owned of record 200 shares of common stock of The Northern Trust Corporation. Mr. Weithers has subsequently sold all of these shares.

Administrator, Transfer Agent, Custodian and Distributor.    DeIM serves as administrator to the Fund pursuant to an administrative services agreement, pursuant to which DeIM provides or pays others to provide substantially all of the administrative services provided to the Fund. State Street Bank & Trust Company (“State Street”) serves as custodian for the Fund. State Street is also the transfer agent, dividend-paying agent and shareholder services agent of the Fund. Pursuant to an agreement with State Street, Scudder Investments Service Company (“SISvC”), an affiliate of DeIM, located at 811 Main Street, Kansas City, Missouri 64105-2005, serves as the Fund’s transfer agent, dividend-paying agent and shareholder services agent. Scudder Distributors, Inc. (“SDI”), an affiliate of DeIM, serves as the distributor of the Fund’s shares pursuant to a distribution agreement. SDI’s address is 222 South Riverside Plaza, Chicago, Illinois 60606. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement and the New Sub-Advisory Agreement. Exhibit E to this Proxy Statement sets forth the fees paid (a) to DeIM for administrative services provided to the Fund during the most recent fiscal year, (b) to SISvC for its services for the most recent fiscal year and (c) to SDI for its services for the most recent fiscal year.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a

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publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Recommendation of the Board

On September 27, 2002, Deutsche Bank announced that it had entered into an agreement with Northern Trust for the sale of Deutsche Bank’s global passive equity, enhanced equity and passive fixed income businesses. As a result of this transaction, DeIM would engage NTI as sub-advisor to manage the Fund, subject to Board and shareholder approval. At a meeting of the Board of Trustees of the Trust held on November 20, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeIM, Northern Trust and NTI such information as they deemed reasonably necessary to continue DeIM as investment advisor to the Fund and to approve NTI as investment sub-advisor to the Fund.

In connection with its review, the Board obtained information regarding: the management, financial position and business of Northern Trust and NTI, the history of NTI’s operations and experience as an investment adviser to registered investment companies; and the investment performance of the investment companies advised by NTI. Representatives of DeIM and NTI made detailed presentations at the meeting with respect to, among other factors, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeIM and NTI, respectively.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement and submit them to shareholders for approval, the Board considered various factors and reviewed the various materials furnished by DeIM and NTI, including (i) the prior investment performance of accounts and registered investment companies managed by NTI relative to broad-based indices and to comparably managed accounts and funds, (ii) the investment approach of NTI, (iii) the quality, scope and nature of the services provided by NTI and DeIM, and (iv) the knowledge and experience of the investment professionals who would be responsible for day-to-day management of the Fund. The Board particularly considered that approval of the New Sub-Advisory Agreement would permit most of the same personnel of the Fund's current investment management team to continue to manage the Fund as these personnel will be employed by NTI after completion of the transaction. The Board also considered that the investment objectives and policies of the Fund would not change and that the Fund would be managed using substantially the same investment process as is currently used.

The Board also considered a number of other factors, including, among other things, that approval of the New Advisory Agreement and New Sub-Advisory Agreement will not result in an increase in the advisory fee rate or other fees paid by the Fund; that DeIM is responsible for any payment of fees to the sub-advisor; and that DeIM and NTI are committed to the continuance of services to the Fund of at least the type and quality currently provided by DeIM and its affiliates. The Board also considered that, pursuant to the New Advisory Agreement, DeIM would supervise the sub-advisory duties of NTI.

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With respect to the New Advisory Agreement, the Board considered that the terms of the New Advisory Agreement would be identical to the terms of the Current Advisory Agreement (except for the dates of execution, effectiveness and initial term), except that the New Advisory Agreement would have a specific provision authorizing delegation  of some or all of DeIM’s advisory duties to an unaffiliated sub-advisor, subject to shareholder approval.

The Board noted that, in previously approving the continuation of the Current Advisory Agreement at its annual contract review meeting in September 2002, the Board had considered numerous factors, including the nature and quality of services provided by DeIM; investment performance of both the Fund and relative to appropriate peer groups and one or a combination of market indices; investment management fees; expense ratios and asset sizes of the Fund and relative peer groups; DeIM’s profitability from managing the Fund; fall-out benefits to DeIM from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of DeIM; and the potential benefits to DeIM, the Fund and its shareholders of receiving research services from broker-dealer firms in connection with the allocation of portfolio transactions to such firms.

As a result of their review and consideration of the New Advisory Agreement and the New Sub-Advisory Agreement, at its meeting on November 20, 2002, the Board of Trustees of the Trust, including the Independent Trustees, voted unanimously to approve the New Advisory Agreement and the New Sub-Advisory Agreement and to recommend them to shareholders for their approval.

Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the shareholders of the Fund vote “FOR” the approval of the New Advisory Agreement as set forth in Proposal I and the New Sub-Advisory Agreement as set forth in this Proposal II.

If the New Advisory Agreement is approved by the shareholders, the agreement would take effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the Fund.

If the New Sub-Advisory Agreement is approved by the shareholders, the agreement would take effect as described above. If the New Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the Fund, including consideration of an alternative sub-advisor.

VOTE REQUIRED

Approval of Proposal I with respect to the New Advisory Agreement and Proposal II with respect to the New Sub-Advisory Agreement each requires the affirmative vote of a “majority” of the outstanding shares of those series of the Trust entitled to vote on these matters, i.e., in this instance, the Fund. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund). Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II.

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THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT  TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS  VOTE “FOR” APPROVAL OF PROPOSALS I AND II.  ANY UNMARKED PROXIES WILL BE SO VOTED.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

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SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT  1-866-617-8897.

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN  THE  ENCLOSED  PROXY  AND  RETURN  IT  IN  THE  ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE

INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

John Millette,

Secretary

February 25, 2003

THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS AND CONTRACT OWNERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING   ENVELOPE   (OR   FOLLOW   THE   INSTRUCTIONS  FOR  VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

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EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE
Fund	Number of Shares Outstanding
SVS Index 500 Portfolio
Class A	35,328,883.787
Class B	236,889.028

A-1

EXHIBIT B

5% SHAREHOLDERS

Class A:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Zurich Destinations Farmers	22,281,199.955	63.07%
c/o Kilico
Windy Point II
1600 McConnor Parkway
Schaumburg, IL 60196-6800

Allmerica Life Insurance Company	12,105,867.256	34.27%
440 Lincoln Street
Worcester, MA 01653
Class B:
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Manufacturers Life Insurance Company U.S.A.	236,063.717	99.65%
500 Boylston Street
Suite 400
Boston, MA 02116-3740

B-1

EXHIBIT C

Fund (Fiscal Year)	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
		Trustees	Shareholders*
SVS Index 500 Portfolio (12/31)	4/05/02	11/20/02	3/28/02

*	The Current Advisory Agreement was last approved by the shareholders as a result of the sale of Scudder to Deutsche Bank, in order to permit Scudder to continue to serve as investment advisor to the Fund.

C-1

EXHIBIT D

INVESTMENT MANAGEMENT AGREEMENT

Scudder Variable Series II

222 South Riverside Plaza

Chicago, Illinois 60606

[Effective Date]

Deutsche Investment Management Americas, Inc.

345 Park Avenue

New York, New York 10154

Form of Investment Management Agreement

SVS Index 500 Portfolio

Ladies and Gentlemen:

SCUDDER VARIABLE SERIES II (the “Trust”) has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”), the Board of Trustees is authorized to issue the Trust’s shares of beneficial interest (the “Shares”), in separate series, or funds. The Board of Trustees has authorized SVS Index 500 Portfolio (the “Fund”). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1.    Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) relating to the Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time, (the “Registration Statement”) filed by the Trust under the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)	The Declaration, as amended to date.

(b)	By-Laws of the Trust as in effect on the date hereof (the “By- Laws”).

(c)	Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2.    Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the “Code”) relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust’s Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

3.    Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not ‘interested persons,’ as defined in the 1940 Act, and, where required, the shareholders of the Fund, you may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of your duties enumerated in section 2 hereof and (2) delegate to any other company that you control, is controlled by you, or is under common control with you, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the your duties enumerated in section 2 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Fund that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations you shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve you of any of your obligations hereunder (including without limitation the management of the Fund’s assets in accordance with this agreement).

4.    Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust’s Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund’s transfer agent; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; establishing and monitoring the Fund’s operating expense budgets; reviewing the Fund’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trust’s Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

5.    Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund’s share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the

Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund’s custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders’ and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

6.    Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.370 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250 million, the fee payable for that month based on the portion of the average of such values in excess of $250 million up to and including $500 million shall be 1/12 of 0.330 of 1 percent of such portion; provided further that, for any calendar month during which the average of such values exceeds $500 million, the fee payable for that month based on the portion of the average of such values in excess of $500 million up to and including $1.0 billion shall be 1/12 of 0.310 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1.0 billion, the fee payable for that month based on the portion of the average of such values in excess of $1.0 billion up to and including $2.5 billion shall be 1/12 of 0.295 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2.5 billion, the fee payable for that month based on the portion of the average of such values in excess of $2.5 billion shall be 1/12 of 0.270 of 1 percent of such portion; over the lowest applicable expense fully described below or over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

7.    Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the

Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

8.    Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

9.    Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 200_, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to you, or by you on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

10.    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

11.    Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Scudder Variable Series” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

12.    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly, SCUDDER VARIABLE SERIES II, on behalf of SVS Index 500 Portfolio

By:

The foregoing Amended and Restated Agreement is hereby accepted as of the date hereof.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:

EXHIBIT E

ADVISORY FEES

The Fund pays DeIM a graduated investment management fee under the Current Advisory Agreement, based on the average daily net assets of the Fund, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Fund	Fee Rate
$0—$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

For its investment advisory services to the Fund, DeIM was paid $933,197 for the fiscal year ended December 31, 2002. DeIM has voluntarily agreed to waive some of its fees and/or reimburse some expenses. These waivers and reimbursements may be discontinued at any time.

ADMINISTRATIVE FEES

For its administrative services to the Fund, DeIM was paid $96,904 for the fiscal year ended December 31, 2002.

TRANSFER AGENT, DIVIDEND-PAYING AGENT

AND SHAREHOLDER SERVICES AGENT FEES

For its services as transfer agent, dividend-paying agent and shareholder services agent to the Fund, SISvC was paid $31,003 in the aggregate for the fiscal year ended December 31, 2002.

DISTRIBUTION FEES

For its distribution services to the Fund’s Class B shares, SDI was paid $304 for the fiscal year ended December 31, 2002.

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the              day of            , 200_ by and among             , a Delaware corporation (the ‘Investment Adviser’), and Northern Trust Investments, Inc., an Illinois trust company (the ‘Subadviser’).

WHEREAS,              (the ‘Trust’) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the ‘1940 Act’), and              (the ‘Fund’) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the ‘Advisers Act’);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated             , 2003 with the Investment Adviser (the ‘Advisory Agreement’) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.  Investment Advisory and Management Services.  Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the ‘Code’) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2.  (a) Expenses.  The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions of the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

(b) Compensation of Subadviser. (i) Until such time as the Subadviser is paid pursuant to Section 2(b)(ii) of this Agreement, and during the period when this Agreement is in effect, as compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual subadvisory fee, paid monthly in arrears, as set forth on Schedule A to this Agreement. With respect to such subadvisory fee, the Fund shall be the following ‘Investment Type,’ as set forth on Schedule A:            .

For purposes of determining the applicable fees under this Section 2(b)(i), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to the average daily net assets of the Fund.

For purposes of this Section 2(b)(i), the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined. The Investment Adviser represents to the Subadviser that, so long as the subadvisory fee is determined in accordance with this

Section 2(b), the same computation of net asset value shall be used in connection with determining the investment advisory fee of the Investment Adviser, and the Investment Adviser shall promptly notify the Subadviser in writing if the two computations of net asset value ever differ from each other.

(ii) (A) Notwithstanding anything to the contrary thereto in Section 2(b)(i), at such time as the Adviser determines, as compensation for all investment advisory and management services to be rendered hereunder during the period of time beginning as of the day and year first written above and ending twenty-four (24) months thereafter (such period being the ‘Initial Period of the Agreement’), the Adviser shall pay the Subadviser the annual subadvisory fee set forth on Schedule A to this Agreement. The subadvisory fee will be paid monthly in arrears. With respect to such fees, the Fund shall have the same ‘Investment Type’ as utilized in Section 2(b)(i) above.

For purposes of determining the applicable fees under this Section 2(b)(ii)(A), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to assets under management being calculated by aggregating the assets of the same Investment Type as the Fund for which the Subadviser provides investment management services to the ‘DB Group’ or the ‘Preferred Clients,’ each as defined below, pursuant to a subadvisory agreement substantially similar to this Agreement across all vehicles, structures, funds, etc. (including, without limitation, mutual funds, commingled funds and separately managed accounts) within the same Investment Type as the Fund.

(B) Following the Initial Period of the Agreement, the investment management fees paid by the Adviser to the Subadviser hereunder shall be, in the aggregate, (i) no greater than those which the Subadviser charges to any of its other clients for ‘Substantially Similar Mandates’ with ‘Substantially Similar Levels of Assets under Management,’ each as defined below, and (ii) competitive with the aggregate investment management fees customarily charged by leading investment advisers that compete in the particular investment management market for Substantially Similar Mandates with Substantially Similar Levels of Asset Under Management. Such fees shall be adjusted, beginning as of the first day following the Initial Period of the Agreement and thereafter as of each January 1, so as to comply with the immediately preceding sentence.

‘Substantially Similar Mandate’ means a mandate to provide to another client of a person or entity (other than an affiliate of such person or entity) investment management services that are substantially similar (including, for purposes of this definition, on the basis of index, particular category of client, type of investment vehicle, type and level of service, degree of customization and domicile) to, and with substantially similar service levels and performance objectives as, the investment advisory and management services provided hereunder.

The investment advisory and management services provided hereunder to the Fund shall have a ‘Substantially Similar Level of Assets Under Management’ as a mandate for another client of a person or entity (other than an affiliate of such person or entity) if either (a) the then aggregate Fair Market Value of assets of the Fund is substantially similar to or greater than the then aggregate Fair Market Value of assets under such mandate of such other client or (b) the then aggregate Fair Market Value of assets under all mandates for the Subadviser to provide passive equity, passive fixed income and enhanced equity investment management services for all Preferred Clients, is substantially similar to or greater than the then aggregate Fair Market Value of assets for all mandates for passive equity, passive fixed income and enhanced equity investment management services provided to such other client (other than the Preferred Clients) of such person or entity and such client’s affiliates. ‘Fair Market Value’ as used herein means the fair market value based on industry standards reasonably acceptable to the parties hereunder.

‘Preferred Client’ means (a) any person or entity that is a member of the ‘DB Group,’ i.e., Deutsche Bank AG and its affiliates, or a client of any member of the DB Group, for which the Subadviser begins to provide passive equity, passive fixed income or enhanced equity investment management services after January 31, 2003 and (b) any person who receives passive equity, passive fixed income or enhanced equity investment management services from the Subadviser pursuant to a subadvisory agreement substantially similar to this Agreement and to which a member of the DB Group is a party; provided that ‘Preferred Client’ shall not include a client of the DB Group (except a person or entity to the extent a party to, or otherwise covered by, a subadvisory agreement of the type described in clause (b)) whose annualized revenues are included in the purchase price paid by the Subadviser to Deutsche Bank AG in accordance with the Amended and Restated Sale and Purchase Agreement dated as of January 31, 2003.

(iii) The Fund shall have no responsibility to pay any investment management fee to the Subadviser pursuant to this Agreement, and the Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. For any period less than a full fiscal month during which the payment of the annual fee to the Subadviser pursuant to this Section 2(b) is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month.

3.  Obligations of the Investment Adviser.

(a) The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

(b) The Investment Adviser has furnished the Subadviser copies of the Fund’s Prospectus and Statement of Additional Information, provisions of the Trust’s Declaration of Trust and bylaws that are relevant to the services contemplated by this Agreement, and all investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser has from time to time established that are applicable to the Fund, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.  Brokerage Transactions.  Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an ‘affiliated person’ of the

Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.  Standard of Care and Liability of Subadviser.  The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.  Term and Termination.  This Agreement shall remain in force until             , 200    , and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be ‘specifically approved at least annually’ shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. The Investment Adviser agrees that it shall promptly notify the Subadviser in writing upon the termination of the Advisory Agreement In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate written notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement. In addition, the obligation to pay to the Subadviser any compensation earned by the Subadviser under this Agreement but not paid as of the termination of this Agreement shall survive termination of this Agreement.

7.  Interpretation of Terms; Captions.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of ‘interested person,’ ‘affiliated person,’ ‘assignment,’ ‘control’ and ‘vote of a majority of the outstanding voting securities’), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.  Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.  The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos.             ; 811-            ) and the current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser and Investment Adviser each shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures. The Investment Adviser shall provide to the Subadviser such information as the Subadviser may reasonably request in order to review the adequacy of the compliance procedures of the Investment Adviser.

The Subadviser and Investment Adviser each shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser and Investment Adviser each agree to report to the other party hereto any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics. The Investment Adviser shall provide the Subadviser with a copy of any amendment to its Code of Ethics if such amendment concerns providing investment advisory services to the Fund.

9.  Insurance.  The Subadviser and Investment Adviser each shall maintain for the duration hereof, with an insurer acceptable to the other party hereto, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the other party hereto.

10.  Representations of the Investment Adviser.  The Investment Adviser represents, warrants and agrees that:

(i)	the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii)	the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)	the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)	the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)	this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

The Investment Adviser agrees to notify the Subadviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

11.  Representations of the Subadviser.  The Subadviser represents, warrants and agrees that:

(i)	the Subadviser is a trust company established pursuant to the laws of Illinois;

(ii)	the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)	the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)	this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

The Subadviser agrees to notify the Investment Adviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

12. a.  Certain Covenants of the Subadviser.  The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i)	the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)	any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii)	any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv)	any change in the portfolio manager of the Fund; and

(v)	except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

b. Certain Covenants of the Investment Adviser. The Investment Adviser will promptly notify the Subadviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations to the Fund, including without limitation:

(i)	the occurrence of any event which could disqualify the Investment Adviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)	any change in the overall business activities of the Investment Adviser that may have a material adverse affect on its ability to perform investment advisory services to the Fund;

(iii)	any event that would constitute a change in control of the Investment Adviser or an assignment of the Advisory Agreement; and

(iv)	except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

13.  Regulation.  Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Investment Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Similarly, except to the extent prohibited by applicable law or order, the Investment Adviser agrees that it will immediately forward, upon receipt, to the Subadviser nay correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund, including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof, except to the extent the laws of the State of Maryland are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.  Entire Agreement; Amendments.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.  Use of Name.  The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser. Similarly, the Investment Adviser agrees that it will not use the name of the Subadviser in any advertisement, sales literature or other communication to the public except in accordance with such polices and procedures as shall be mutually agreed to in writing by the Investment Adviser and the Subadviser.

18.  Confidentiality.  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.  Notices.  Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name:	Deutsche Investment Management Americas Inc.
Address:
Attn:	President
Tel:
Fax:

If to the Subadviser:

Name:	Northern Trust Investments, Inc.
Address:	Chicago, Illinois 60675 50 South LaSalle Street
Attn:	Donald R. Pollak Senior Vice President
Tel:	(312) 444-7795
Fax:	(312) 444-4866

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.  Execution in Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

Northern Trust Investments, Inc.

By:

Its:

SCHEDULE A

FEES

	Investment Type	Fee Tier Structure by Assets under Management	Applicable Fee
1.	S&P 500	On the first $2 billion	1.5 bps
		On the next $2 billion	1 bps
		Over $4 billion	0.5 bps
2.	US Bond	On the first $100 million	4 bps
		On the next $400 million	2 bps
		Over $500 million	1 bps
3.	EAFE	On the first $100 million	9 bps
		On the next $400 million	6.75 bps
		Over $500 million	3 bps
4.	Small Cap	On the first $100 million	8 bps
		On the next $400 million	4 bps
		Over $500 million	2 bps
5.	Enhanced Domestic Equity	On the first $100 million On the next $400 million Over $500 million	20 bps 15 bps 12 bps

EXHIBIT G

SIMILAR INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeIM

Funds With Similar Investment Objectives	Total Assets as of January 31, 2003	Contractual Advisory Fee
Scudder S&P 500 Stock Fund	$68,358,041	0.33%[1]
Scudder Select 500 Fund	$50,760,317	0.50%[2]
Scudder S&P 500 Index Fund	$532,227,906	___[3]

[1]	Advisory fees are subject to the following breakpoints: 0.33% on the first $100,000,000 in assets, 0.29% on the next $100,000,000 in assets and 0.27% on the assets in excess of $200,000,000. Interim payments may not exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

[2]	Advisory fees are subject to the following breakpoints: 0.50% on the first $500,000,000 in assets, 0.475% on the next $500,000,000 in assets and 0.45% on assets in excess of $1,000,000,000. Interim payments may not exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

[3]	DeIM receives no fee in connection with services provided under the Investment Management Agreement for this Fund. In the event the Board of Trustees determines it is in the best interest of the Fund’s shareholders to withdraw its investment in the Equity 500 Index Portfolio (the Master Portfolio in the Master/Feeder Structure), DeIM would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay DeIM an annual fee of 0.15% of the Fund’s average daily net assets. Deutsche Asset Management, Inc. receives a fee for serving as the investment advisor of the Equity 500 Index Portfolio equal to 0.05% of the average daily net assets of the Portfolio.

G-1

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND

PRINCIPAL EXECUTIVE OFFICER OF DeIM

The names and principal occupations of the current directors and executive officers of DeIM are set forth below. The business address of Mss. Flickinger and Thomas and Messrs. Hughes, Shiebler and Rice is 280 Park Avenue, New York, New York 10017; the business address of Messrs. Bratt, Butterly, Eggers and Kim is 345 Park Avenue, New York, New York 10154; the business address of Mr. von Girsewald is Taunusanlage 12, Frankfurt 60325, Germany; and the business address of Ms. Wondrack is Two International Place, Boston, Massachusetts 02110.

Name	Principal Occupation
Deborah Flickinger	Director
Thomas Hughes	Director
William N. Shiebler	Director and Chairman
Philipp Freiherr von Girsewald	Director
Thomas F. Eggers	President and Chief Executive Officer
Nicholas Bratt	Corporate Vice President
William G. Butterly, III	General Counsel, Chief Legal Officer and Secretary
Linda J. Wondrack	Chief Compliance Officer
Gwyn Thomas	Treasurer
Joseph Rice	Assistant Treasurer
John H. Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Northern Stock Index Fund	$329,356,336.55	0.50	%(1)
Northern Institutional Equity Index	$576,714,451.44	0.20	%(2)
Portfolio
UMB Scout Equity Index Fund	$36,857,938.00	0.08	%(3)
AB Funds Trust Equity Index Fund	$280,042,327.00	0.04	%(4)

(1)	0.40% after fee waivers.
(2)	0.10% after fee waivers.
(3)	$40,000 annual minimum subadvisory fee.
(4)	Subadvisory fees are subject to the following breakpoints: 0.04% on the first $100 million of assets, 0.02% on the next $250 million of assets, 0.01% on the next $400 million of assets and 0.005% on assets in excess of $750 million. NTI also receives a separate fee from the fund for monitoring and equitizing cash balances at the rate of 0.12% on the first $50 million, 0.06% on the next $250 million and 0.02% on the aggregated daily notional value of future contracts with the fund.

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND

PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675:

Name and Position with Northern Trust Investments, Inc.	Principal Occupation
Stephen B. Timbers Chairman, President and Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company

Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Carl J. Domino Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company

Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company

Stephen N. Potter Director and Senior Vice President	Senior Vice President The Northern Trust Company

Alan W. Robertson Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Kevin J. Rochford Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Peter L. Rossiter Director	President—Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company

Terence J. Toth Director and Executive Vice President	Executive Vice President The Northern Trust Company

Frederick H. Waddell Director	Executive Vice President The Northern Trust Company

Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

For more information please call your Fund’s information agent, Georgeson

Shareholder Communications, Inc. at 1-866-617-8897.

SVS 11

FORM OF PROXY CARD

MUTUAL FUND SERVICES—LEGAL DEPARTMENT

[Code]

One South Street

Baltimore, Maryland 21202-3220

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

Scudder Variable Series II

SVS Index 500 Portfolio

Two International Place

Boston, Massachusetts 02110-4103

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

4:00 p.m., Eastern time,

on March 21, 2003

The undersigned hereby appoints Daniel O. Hirsch, Phillip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN

THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SVS INDEX 500 PORTFOLIO

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals

I.      Approval of a New Advisory Agreement with Deutsche Investment Management Americas Inc.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

II.    Approval of a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting Receipt of the Notice and the proxy statement, dated February , 2003, is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

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